Exhibit 10.1

First Addendum to the Amended and Restated Supply Agreement

This first addendum (“First Addendum”) to the Amended and Restated Supply Agreement dated February 16, 2018 (the “AR Agreement”) between BASF Polyurethanes GmbH, with a principal place of business at Elastogranstralβe 60, 49443 Lemforde, Germany (“BASF”) and Aspen Aerogels, Inc., with a principal place of business at 30 Forbes Road, Building B, Northborough, Massachusetts, 01532, USA (“ASPEN”) concerning supply of Products by ASPEN to BASF is effective as of the latest date set forth in the signature block below. Capitalized terms used herein that are not otherwise defined below, have the meanings ascribed to them in the AR Agreement.

WHEREAS, ASPEN and BASF's parent, BASF SE have entered into a Joint Development Agreement dated June 21, 2016 (“JDA”) and a Project Charter dated March 1, 2017 (“Charter”) pursuant to which a [***] product has been developed;

WHEREAS, BASF SE and ASPEN are also engaged in the negotiation of the terms and conditions under which BASF or its parent, BASF SE and ASPEN may commercialize Developed Product, which terms and conditions may include [***] between ASPEN and BASF or their Affiliates;

WHEREAS, the Parties desire that ASPEN manufacture and supply to BASF and BASF provide samples of Developed Product to targeted customers in a [***] BASF desires that ASPEN reconfigure ASPEN's facility to manufacture Developed Product in agreed quantities and supply to BASF through [***];

WHEREAS, ASPEN and BASF have agreed to negotiate in good faith to commercialize Developed Product pursuant to and as contemplated in Section 9 of the Charter and Sections 3.8, 3.9 and 4.2 of the JDA including a potential investment in [***];

WHEREAS, the Parties desire to amend the AR Agreement to incorporate Developed Product as an additional Product to be supplied under that agreement, to agree on another Pre-Payment Tranche to support Aspen's efforts to supply Developed Products in the agreed quantities hereunder and to establish conditions related to repayment of the same;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions: The following terms shall be added to the Definitions section of the AR Agreement:
“Developed Product”	[***] product meeting the specification attached to this First Addendum as Annex 2.

“Total Volume Range”	in connection with Developed Product shall mean the [***] and thereafter.
“[***] Markets”	shall have the meaning as defined in Annex 1 hereto.
“Pre-Commercialization Period”	shall have the meaning described in the first sentence of Section 4 below.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.

Developed Product shall be deemed a new product for purposes of the AR Agreement. ASPEN shall deliver Developed Product to BASF up to Total Volume Range in the applicable calendar year. The price of such Developed Product shall be the sum of (i) [***], plus (ii) [***] subject to change as of the date of this First Addendum. Specification may also be changed. Parties shall negotiate in good faith, any modifications to this Addendum to minimize, to the extent possible, any adverse impact of such changes on manufacturing and related costs.

3.

The Parties acknowledge that [***]supported by Pre-Payment Tranches that impact the efficiency of the current production process for Spaceloft A2 may reduce the Standard Cost of Spaceloft A2. Pursuant to the Side Agreement for Spaceloft A2, a reduction in Standard Cost of Spaceloft A2 will result in a reduction in the price of Spaceloft A2. The Parties are targeting a reduction in the cost of Spaceloft A2 by [***].

4.

For a period from effective date hereof until [***], BASF shall use the Developed Product supplied hereunder to sell, supply and assess demand in the [***] Markets whereby ASPEN shall use Developed Product to sell, supply and assess demand in markets other than the [***] Markets (“Pre-Commercialization Period”). . During the Pre-Commercialization Period Parties shall share demand assessments with each other to advance commercialization negotiations and shall negotiate the terms and conditions of the commercialization of Developed Product as set forth in Section 9 of the Charter and Section 3.8 of the JDA (“TERMS”). At the end of the Pre-Commercialization Period, if the Parties in good faith are unable to agree to the TERMS, the provisions of Section 3.9 and 4.2 of the JDA shall apply. The mutual exclusivity described in the first sentence of this Section 4 shall replace any exclusivity arising from Section 1.1 of AR Agreement with respect to Developed Product.

5.

Aspen shall provide a certificate of analysis to BASF on the properties tested on Developed Product shipped to BASF to ensure that the regularly tested properties comply with their respective requirements in the product specifications as in Annex 2;

6.

The AR Agreement shall be extended, only with respect to Developed Product, until [***]. However, nothing in this First Addendum shall change the terms of the AR Agreement with respect to any other Product, and with respect to SPACELOFT A2, except to the extent as expressly provided in Section 7(4) below.

7.	A new subsection E shall be added as an amendment to Annex 4 satisfying the obligations of Annex 4, Section C as follows:

E. Pre-Payment Tranche 2

(1)BASF will remit to ASPEN by wire transfer five million U.S dollars ($5,000,000) no later than January 31, 2019.

(2)The Target Date with respect to Pre-Payment Tranche 2 shall be December 31, 2022.

(3)After January 1, 2020, ASPEN will credit up to fifty percent (50%) of any amounts invoiced by ASPEN for Developed Product sold and delivered to BASF pursuant to this First Addendum against the available Pre-Payment Balance originating from this Pre-Payment Tranche 2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(4)If, as of the Target Date, credits associated with the sale and delivery of Developed Products have not fully covered the value of Pre-Payment Tranche 2, BASF may upon its sole discretion request, as an alternative to the credit set forth in E. (3) above or the repayment set forth in E. (5) below, that ASPEN instead credit 24.7% of any amounts invoiced by ASPEN for SPACELOFT A2 against the available Pre-Payment Balance from this Pre-Payment Tranche 2 (“Alternative Credit”). The Alternative Credit shall be in addition to credits available on amounts invoiced by ASPEN for SPACELOFT A2, if any, associated with Pre-Payment Tranche 1.

(5)As set forth in Section 5.2 of the AR Agreement, BASF may alternatively request, upon six weeks prior written notice, from ASPEN the repayment of the remainder of the available Pre-Payment Balance from this Pre-Payment Tranche 2, if any, at any time at or after the Target Date.

(6)The Pre-Payment Balance from this Pre-Payment Tranche 2 may be repaid by ASPEN to BASF at any time in whole or in part and for any reason.

8.	This First Addendum is intended by the Parties to be an amendment meeting the requirements of Section 13.1 of the AR Agreement.
9.

Nothing in this First Addendum modifies AR Agreement with respect to supply of SPACELOFT A2 except with respect to Alternative Credit; and Parties expect supply of SPACELOFT A2 and Developed Product to occur in parallel, as necessary.

IN WITNESS WHEREOF, the parties have executed this First Addendum as of the dates set forth below.

ASPEN AEROGELS, INC. /s/ Donald R. Young	BASF POLYURETHANES GMBH [***]	[***]
Name: Donald R. Young	Name: [***]	Name: [***]
Title: President & CEO	Title: [***]	Title: [***]
Date: Jan 14 2019	Date: 11.1.2019	Date: 10.01.2019

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Annex 1— [***] Markets

Market definitions are aligned to and based on categorization of markets set forth [***] as of [***].

[***] Markets will be limited strictly to those markets specifically identified as approved below. Parties, upon mutual consent, make any additions or modifications to [***] Markets after the date hereof in writing.

1.[***]

2.[***].

3.[***].

4.[***].

[***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Annex 2 - SPECIFICATION FOR DEVELOPED PRODUCT

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.